Exhibit 99.2

                     CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:         CWABS, Inc.                        Policy Number:  45036
                     CWABS Asset-Backed Certificates Trust 2004-10
                     Asset-Backed Certificates, Series 2004-10
                     $42,685,000 5.113% Class AF-5B Certificates

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by The Bank of New York, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy will not provide credit enhancement for any Class of Certificates other than the Class AF-5B Certificates.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a




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Business Day by U.S. Bank Trust National Association, as fiscal agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Pooling and Servicing Agreement dated as of September 1, 2004 among Countrywide Home Loans, Inc., as Seller, Countrywide LFT LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, CWABS, Inc., as Depositor, Federal National Mortgage Association, as Guarantor (with respect to the Class 1-AV-1 Certificates), the Trustee, as trustee, and BNY Western Trust Company, as co-trustee, without regard to any amendment or supplement thereto.

         "Business Day" means any day other than (i) a Saturday or a Sunday,
(ii) a day on which the Insurer or banking institutions in the State of New York or California are authorized or obligated by law or executive order to be closed, or (iii) a day on which the Federal Reserve Bank of New York authorizes banking institutions in the Second Federal Reserve District to be closed.

         "Class AF-5B Available Funds" means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Agreement to make distributions on the Class AF-5B Certificates on such Distribution Date.

         "Deficiency Amount" means, with respect to any Distribution Date, the excess, if any, of Required Distributions for such Distribution Date over Class AF-5B Available Funds.

         "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.



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         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

         "Owner" means each Class AF-5B Certificateholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Required Distributions" means, (a) with respect to any Distribution Date, the sum, without duplication, of (i) the amount of interest that has accrued on the Class AF-5B Certificates at the then applicable Pass-Through Rate during the applicable Accrual Period with respect to the Class AF-5B Certificates, net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from application of the Servicemembers Civil Relief Act, or similar state or local laws and (ii) at the election of the Class AF-5B Insurer in its sole discretion, the amount equal to the product of (x) a fraction, the numerator of which is equal to the Certificate Principal Balance of the Class AF-5B Certificates (after giving effect to all distributions, other than Required Distributions, to be made on such Distribution Date), and the denominator of which is equal to the aggregate Certificate Principal Balance of the Class AF Certificates (after giving effect to all distributions, other than Required Distributions, to be made on such Distribution Date), and (y) the amount, if any, by which the aggregate Certificate Principal Balance of the Class AF Certificates (after giving effect to all distributions, other than Required Distributions, to be made on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 plus the amount on deposit in the Pre-Funding Account in respect of Loan Group 1; and (b) on the Last Scheduled Distribution Date, the outstanding Certificate Principal Balance of the Class AF-5B Certificates (after giving effect to all distributions, other than Required Distributions, to be made on such Distribution Date).

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.


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         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway,
New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

         The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 30th day of September, 2004.

                                        MBIA INSURANCE CORPORATION


                                        By
                                           ---------------------------------
                                           President


                                        Attest:



                                        By
                                           ---------------------------------
                                           Assistant Secretary



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                                  EXHIBIT A

                   TO CERTIFICATE GUARANTY INSURANCE POLICY
                                 NUMBER: 45036

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 45036



U.S. Bank Trust National Association, as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
                Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

          The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
45036 (the "Policy") issued by the Insurer in respect of the CWABS, Inc., CWABS Asset-Backed Certificates Trust 2004-10, Asset-Backed Certificates, Series 2004-10, $42,685,000 5.113% Class AF-5B Certificates (the "Obligations"), that:

               (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of September 1, 2004 among Countrywide Home Loans, Inc., as Seller, Countrywide LFT LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, CWABS, Inc., as Depositor, Federal National Mortgage Association, as Guarantor, the Trustee, as trustee, and BNY Western Trust Company, as co-trustee, for the Owners;

               (b) the Class AF-5B Available Funds for the Distribution Date occurring on [____________] (the "Applicable Distribution Date") is $[____________];

               (c) the Required Distributions for the Applicable Distribution Date is $[____________];

               (d) the excess, if any, of Required Distributions over Class AF-5B Available Funds for the Applicable Distribution Date is $[____________]; (the "Deficiency Amount")


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               (e) the amount of any previously distributed payments on the
          Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[____________] (the "Preference Amount");

               (f) the total Insured Payment due is $[____________], which amount equals the sum of the Deficiency Amount and the Preference Amount; and

               (g) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [TRUSTEE'S ACCOUNT NUMBER].

          Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

          Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [______] day of [_______________], [________].


                                      [NAME OF TRUSTEE], as Trustee


                                      By
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                                      Title
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